                                                 Filed pursuant to Rule 497(e)
                                                 Registration No. 333-92415

                    Fixed Income SHares ("FISH") Prospectus


FISH: Series C      This Prospectus explains what you should know about each
and FISH:           Portfolio before you invest. Please read it carefully.
Series M
(each a             The Securities and Exchange Commission has not approved or
"Portfolio")        disapproved these securities, or determined if this
                    Prospectus is truthful or complete.  Any representation to
March 17,           the contrary is a criminal offense.
2000

                    Risk/Return Summary

                    The following summaries identify the investment objective, principal investments and strategies, principal risks, performance information and fees and expenses of each Portfolio. A more detailed "Summary of Principal Risks" describing principal risks of investing in a Portfolio begins on p. 7.

                    It is possible to lose money on investments in a Portfolio. An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                 FISH: Series C

--------------------------------------------------------------------------------
Principal           Investment Objective             Portfolio Focus
Investments and     Seeks maximum total return,      Intermediate maturity fixed
Strategies          consistent with preservation of  income securities
                    capital and prudent investment
                    management                       Average Portfolio Duration
                                                     0-8 years

                    Credit Quality
                    B to Aaa; maximum 50% below Baa

                    Dividend Frequency
                    Declared daily and distributed monthly


                    The FISH: Series C seeks to achieve its investment objective by investing in a portfolio of U.S. and foreign fixed income instruments of the following types:

                    o corporate debt securities, including convertible
                      securities and corporate commercial paper;
                    o inflation-indexed bonds issued by corporations;
                    o structured notes, including hybrid or "indexed"
                      securities, catastrophe bonds and loan participations;
                    o delayed funding loans and revolving credit facilities;
                    o bank certificates of deposit, fixed time deposits and
                      bankers' acceptances;
                    o repurchase agreements and reverse repurchase agreements;
                    o debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
                    o obligations of foreign governments and their subdivisions, agencies and instrumentalities; and
                    o obligations of international agencies or supranational
                      entities.

                          The Portfolio may invest up to 50% of its assets
                    in high yield securities (commonly known as "junk bonds") rated B or higher by Standard & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, determined by the Portfolio's investment adviser or sub-adviser to be of comparable quality. The Portfolio may invest its assets in securities denominated in foreign currencies; however, the Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates through forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts.

                          The Portfolio may invest its assets in securities
                    issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                          The Portfolio may invest in instruments of any
                    maturity, and the average portfolio duration of this Portfolio varies, and will not normally exceed eight years, based on the adviser's or sub-adviser's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

                          The Portfolio may invest all of its assets in
                    derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Rather than investing directly in the securities in which it primarily invests, the Portfolio may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities. The "total return" sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks     Among the principal risks of investing in the Portfolio,
                    which could adversely affect its net asset value, yield and total return, are:

                    o Interest Rate Risk        o Derivatives Risk
                    o Credit Risk               o Liquidity Risk
                    o Market Risk               o Management Risk
                    o Foreign Investment Risk   o Non-diversification Risk

                    o Currency Risk
                    o Leveraging Risk
                    o Issuer Risk
                    o High Yield Risk

                    o Emerging Market Risk


                    Please see "Summary of Principal Risks" for a description of these and other principal risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance         No performance information is available for the Portfolio
Information         because it has not yet been in operation for a full calendar year. In the future, the Portfolio will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance and by showing changes in the Portfolio's performance from year to year.

--------------------------------------------------------------------------------


Fees and Expenses   These tables describe the fees and expenses you may pay
Portfolio           of the if you buy and hold shares of the Portfolio(1):


                    Shareholder Fees (fees paid directly from your investment)

                                      Maximum Sales Charge (Load)        Maximum Contingent Deferred Sales Charge
                                      Imposed on Purchases (as           (Load) (as a percentage of original
                                      a percentage of offering price)    purchase price)
                    =============================================================================================
                    FISH: Series C    0%                                 0%
                    =============================================================================================


                    Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                                                     Total
                                                                                                     Annual
                                                                                                     Portfolio
                                                         Distribution and/or                         Operating
                                      Advisory Fees      Service (12b-1) Fees   Other Expenses       Expenses
                    =============================================================================================
                    FISH: Series C    0%                 0%                     0%                   0%
                    =============================================================================================

                    Examples: The examples are intended to help you compare the cost of investing in shares of the FISH: Series C with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                      Example: Assuming you redeem your     Example: Assuming you do not
                                      shares at the end of each period      redeem your shares
                                      Year 1            Year 3              Year 1            Year 3
                    ===========================================================================================
                    FISH: Series C    $0                $0                  $0                $0
                    ===========================================================================================


(1) The tables show fees and expenses of the Portfolio as 0%, reflecting the fact that no fees or expenses are charged by the Portfolio. You should be aware, however, that the Portfolio is an integral part of "wrap-fee" programs sponsored by investment advisers unaffiliated with the Portfolio or PIMCO. Typically, participants in these programs pay a "wrap" fee to their investment adviser. You should read carefully the wrap-fee brochure provided to you by your investment adviser. The brochure is required to include information about the fees charged by your adviser and the fees paid by your adviser to PIMCO. You pay no additional fees or expenses to purchase shares of the Portfolio.

                                 FISH: Series M

--------------------------------------------------------------------------------
Principal           Investment Objective             Portfolio Focus
Investments and     Seeks maximum total return,      Intermediate maturity fixed
Strategies          consistent with preservation of  income securities
                    capital and prudent investment
                    management                       Average Portfolio Duration
                                                     0-8 years

                    Credit Quality
                    B to Aaa; maximum 50% below Baa

                    Dividend Frequency
                    Declared daily and distributed monthly


                    The FISH: Series M seeks to achieve its investment objective by investing primarily in a portfolio of mortgage and other asset-backed securities, including:

                    o mortgage pass-through securities;
                    o collateralized mortgage obligations;
                    o commercial mortgage-backed securities;
                    o mortgage dollar rolls;
                    o stripped mortgage-backed securities;
                    o debt securities issued by states or local governments
                      and their agencies, authorities and other instrumen-talities;
                    o bank certificates of deposit, fixed time deposits and
                      bankers' acceptances; and
                    o other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

                          The Portfolio may invest up to 45% of its assets in
                    securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                          The Portfolio may invest in instruments of any
                    maturity, and the average portfolio duration of this Portfolio varies, and will not normally exceed eight years, based on the investment adviser's or sub-adviser's forecast for interest rates.

                          The Portfolio may invest up to 50% of its assets in
                    high yield mortgage-backed securities (commonly known as "junk bonds"), including commercial mortgage-backed securities, rated B or higher by Standard & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, determined by the Portfolio's investment adviser or sub-adviser to be of comparable quality.

                          The Portfolio may invest all of its assets in
                    derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Rather than investing directly in the securities in which it primarily invests, the Portfolio may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities. The "total return" sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal Risks     Among the principal risks of investing in the Portfolio,
                    which could adversely affect its net asset value, yield and total return, are:

                    o Mortgage Risk         o Derivatives Risk
                    o Interest Rate Risk    o Liquidity Risk
                    o Credit Risk           o Management Risk
                    o Market Risk           o Non-diversification Risk

                    o Currency Risk
                    o Leveraging Risk
                    o Issuer Risk
                    o High Yield Risk

                    Please see "Summary of Principal Risks" for a description of these and other principal risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance         No performance information is available for the Portfolio
Information         because it has not yet been in operation for a full calendar year. In the future, the Portfolio will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance and by showing changes in the Portfolio's performance from year to year.

Fees and Expenses   These tables describe the fees and expenses you may pay if
of the Portfolio    you buy and hold shares of the Portfolio(2):

                    Shareholder Fees (fees paid directly from your investment)

                                                                         Maximum Contingent Deferred
                                      Maximum Sales Charge (Load)        Sales Charge (Load)
                                      Imposed on Purchases (as          (as a percentage of original
                                      a percentage of offering price)    purchase price)
                    =============================================================================================
                    FISH: Series M    0%                                 0%
                    =============================================================================================

                    Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                                                     Total
                                                                                                     Annual
                                                                                                     Portfolio
                                                         Distribution and/or                         Operating
                                      Advisory Fees      Service (12b-1) Fees   Other Expenses       Expenses
                    =============================================================================================================
                    FISH: Series M    0%                 0%                     0%                   0%
                    =============================================================================================================

                    Examples: The examples are intended to help you compare the cost of investing in shares of the FISH: Series C with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.



                                       Example: Assuming you redeem your     Example: Assuming you do not
                                       shares at the end of each period      redeem your shares
                                       Year 1            Year 3              Year 1            Year 3
=========================================================================================================
                    FISH: Series M    $0                $0                  $0                $0
                    =========================================================================================================


(2) The tables show fees and expenses of the Portfolio as 0%, reflecting the fact that no fees or expenses are charged by the Portfolio. You should be aware, however, that the Portfolio is an integral part of "wrap-fee" programs sponsored by investment advisers unaffiliated with the Portfolio or PIMCO. Typically, participants in these programs pay a "wrap" fee to their investment adviser. You should read carefully the wrap-fee brochure provided to you by your investment adviser. The brochure is required to include information about the fees charged by your adviser and the fees paid by your adviser to PIMCO. You pay no additional fees or expenses to purchase shares of the Portfolio.

                     Summary of Principal Risks

                     The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolios, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest Rate Risk   As interest rates rise, the value of fixed income
                     securities in a Portfolio's portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
                          Some investments give the issuer the option to call,
                     or redeem, these investments before their maturity date. If an issuer "calls" its security during a time of declining interest rates, a Portfolio might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Credit Risk          A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk      Each Portfolio, through its investments in high yield
                     securities and unrated securities of similar credit quality
                     (commonly known as "junk bonds"), may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell its high yield securities (liquidity risk).

Market Risk          The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk          The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.


Liquidity Risk       Liquidity risk exists when particular investments are
                     difficult to purchase or sell, possibly preventing a Portfolio from selling such illiquid securities at an advantageous time or price. The FISH: Series C's investments in foreign securities, and each of the Portfolio's investments in derivatives or securities with substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.


Derivatives Risk     Each Portfolio may use derivatives, which are financial
                     contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment
                     Objectives
                     and Policies" in the Statement of Additional Information.
                     The Portfolios may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, a Portfolio's use of derivatives may increase the taxes payable by shareholders.

Mortgage Risk        The FISH: Series M, which purchases mortgage-related and
                     other asset-backed securities, is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related and other asset-backed securities may exhibit additional volatility.
                     This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk.
                     When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

Foreign Investment   The FISH: Series C, which invests in part in foreign fixed
Risk                 income securities, may experience more rapid and extreme
                     changes in value than a portfolio that invests exclusively in fixed income securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.



Emerging Markets     Because the FISH: Series C may invest to a limited
Risk                 extent in emerging market fixed income securities of
                     issuers based in countries with developing economies, foreign investment risk may be particularly high.
                     These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.


Currency Risk        Because the FISH: Series C invests directly in foreign
                     currencies or in securities that trade in, and receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, and by the imposition of currency controls or other political developments in the U.S. or abroad.


Non-diversification  Focusing investments in a small number of issuers
Risk increases risk. Each Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets in the securities of a single issuer than "diversified" funds. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.


Leveraging Risk      Each of the Portfolios may engage in transactions that give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, will cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Smaller Company      The general risks associated with fixed income securities
Risk                 are particularly pronounced for securities issued by
                     companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities, and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk      Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Each Portfolio's sub-adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

                     Management of the Portfolios
Investment Adviser,  PIMCO Advisors L.P. serves as the investment adviser for
Sub-adviser and      the Portfolios. Pacific Investment Management Company
Administrator        ("PIMCO") serves as the sub-adviser for the Portfolios.
                     PIMCO Advisory Services serves as the administrator and sole trading desk for purchases and redemptions of Portfolio shares. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios, PIMCO Advisors
                     L.P. is responsible for managing the Portfolios' business affairs, and PIMCO Advisory Services, in its role as the administrator, is responsible for other administrative matters.

                          PIMCO Advisors L.P. is located at 800 Newport Center
                     Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors L.P. provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO Advisors L.P. and its subsidiary partnerships had more than $260 billion in assets under management.

                          PIMCO is located at 840 Newport Center Drive, Newport
                     Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

                          PIMCO Advisory Services is located at 1345 Avenue of
                     the Americas, New York, New York 10105.

Advisory Fees        Neither Portfolio pays any advisory or other fees.

Individual           A team of investment professionals, led by William H.
Portfolio Managers   Gross, a founding partner of PIMCO, has had primary
                     responsibility for managing the Portfolios since their
                     inception. For the past five years, Mr. Gross has been
                     Managing Director and Chief Investment Officer of PIMCO.
Distributor          The Portfolios' Distributor is PIMCO Funds Distributors
                     LLC, a wholly owned subsidiary of PIMCO Advisors. The
                     Distributor, located at 2187 Atlantic Street, Stamford,
                     Connecticut 06902, is a broker-dealer registered with the SEC.

                     Purchases and Redemptions

Purchasing Shares    Investors may purchase Portfolio shares at the relevant net asset value of that Portfolio without a sales charge or other fee.

                     Shares of the Portfolios are offered exclusively to registered investment advisers approved by PIMCO Advisory Services.

                     o Timing of Purchase Orders and Share Price Calculations. A purchase order initiated by PIMCO Advisory Services, in its role as the trading desk, prior to 4:00 p.m., Eastern time, on a day the Portfolios are open for business, will be effected at that day's net asset value. An order received after 4:00 p.m., Eastern time will be effected at the net asset value determined on the next business day. The Portfolios are "open for business" on each day the New York Stock Exchange is open for trading. Purchase orders will be accepted only on days on which the Portfolios are open for business.


                     o Initial Investment. Registered investment advisers may open an account by submitting an executed Client Agreement, a copy of which is mailed to PIMCO Advisory Services at 1345 Avenue of the Americas, New York, New York 10105. There are no maximum or minimum initial investment requirements.


                     o Additional Investments. Additonal shares can be purchased only through PIMCO Advisory Services, and payment must be wired in federal funds to the transfer agent.

                     o Other Purchase Information. Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Portfolio's transfer agent.

                          Each of the Portfolios, acting through PIMCO Advisory
                     Services, in its role as the administrator, reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolios.

                          An investor should invest in the Portfolios for
                     long-term investment purposes only. The Portfolios, acting through PIMCO Advisory Services, in its role as the administrator, each reserve the right to restrict purchases of Portfolio shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

                     o Redemption by Electronic Transmission. Shares can be redeemed only through PIMCO Advisory Services, in its role as the trading desk.


                     o Other Redemption Information. Redemption requests for Portfolio shares are effected at the net asset value per share next determined after receipt of a redemption request by PIMCO Advisory Services, in its role as the trading desk. A redemption request received by the transfer agent prior to 4:00 p.m., Eastern time, on a day the Portfolios are open for business, is effected on that day. A redemption request received after that time is effected on the next business day.

                            Redemption proceeds will be wired to the registered
                     investment adviser within one business day after the redemption request, but may take up to three business days. Redemption proceeds will be sent by wire only. The Portfolios may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

                            Each Portfolio reserves the right to redeem shares
                     of any registered investment adviser at the then-current value of such shares (which will be paid promptly to the registered investment adviser) if the registered investment adviser is no longer approved by PIMCO Advisory Services. A registered investment adviser will receive advance notice of any such mandatory redemption.

                            It is highly unlikely that shares would ever be
                     redeemed in kind. However, in consideration of the best interests of the remaining investors, each Portfolio reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. Each Portfolio agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one registered investment adviser. When shares are redeemed in kind, the redeeming registered investment adviser should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                      How Portfolio Shares Are Priced

                      The net asset value of a Portfolio's shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.

                         For purposes of calculating net asset value,
                     portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices or, if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

                            Investments initially valued in foreign currencies
                     are converted to U.S. dollars using foreign exchange rates obtained from pricing services. As a result, the net asset value of a Portfolio's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities traded in foreign markets or denominated in foreign currencies may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy or redeem shares.

                            Portfolio shares are valued at 4:00 p.m., Eastern
                     time on each day that the New York Stock Exchange and the Portfolios are open. For purposes of calculating the net asset value, information that becomes known to the Portfolios or their agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day.

                            In unusual circumstances, instead of valuing
                     securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to 4:00 p.m. Eastern time.

                     Portfolio Distributions

                     Each Portfolio distributes substantially all of its net investment income to shareholders investing in the Portfolio in the form of dividends. An investment in Portfolio shares begins earning dividends on the shares the day after the Portfolio receives the related purchase payment. Dividends are paid monthly on the last business day of the month.

                          In addition, each Portfolio distributes any net
                     capital gains it earns from the sale of portfolio securities to shareholders investing in the Portfolio no less frequently than annually. Net short-term capital gains may be paid more frequently.

                          A Portfolio's dividend and capital gain distributions
                     will be paid only in cash. Dividends will not reinvest.

                     Tax Consequences

                     o Taxes on Portfolio Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Portfolio distributions. For federal income tax purposes, Portfolio distributions will be taxable to the shareholder as either ordinary income or capital gains.

                          Portfolio dividends (i.e., distributions of investment
                     income) are taxable to shareholders investing in the Portfolio as ordinary income. Federal taxes on Portfolio distributions of gains are determined by how long the Portfolio owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Portfolio owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Portfolio owned for 12 months or less will generally be taxable as ordinary income.

                          Portfolio distributions are taxable to shareholders
                     even if they are paid from income or gains earned by a Portfolio prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Portfolio distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

                          A Portfolio's investment in certain debt obligations
                     (including obligations issued with market discount, zero-coupon bonds, pay-in-kind securities, catastrophe bonds, and metal-indexed notes) may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to distribute all of its net income and gain annually.

                          The FISH: Series C's investment in foreign securities
                     may be subject to foreign withholding taxes. In that case, the Portfolio's yield on these securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Portfolio's investment in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

                     o Taxes on Redemption of Shares. Any gain resulting from the sale of Portfolio shares will generally be subject to federal income tax.

                          This section relates only to federal income tax; the
                     consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolios.

                     Characteristics and Risks of
                     Securities and Investment Techniques

                     This section provides additional information about some of the principal investments and related risks of the Portfolios described under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any portfolio, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities           The total return sought by a Portfolio consists of both
Selection            income earned on a Portfolio's investments and capital
                     appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

                          In determining what securities to buy or sell for a
                     Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors. A Portfolio will sell a security when PIMCO believes the Portfolio is more likely to achieve its objective by investing the proceeds elsewhere.
                      PIMCO attempts to identify areas of the bond market
                     that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Government      U.S. Government securities are obligations of, or
Securities           guaranteed by, the U.S. Government, its agencies or
                     instrumentalities. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Corporate Debt       Corporate debt securities are subject to the risk of the
Securities           issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Variable and         Variable and floating rate securities provide for a
Floating Rate        periodic adjustment in the interest rate paid on the
Securities           obligations. Each Portfolio may invest in floating rate
                     debt instruments and engage in credit spread trades. While floating rate debt instruments provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.
                     Each Portfolio may also invest in inverse floating rate debt instruments. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 40% of its net assets in any combination of inverse floating rate debt instruments, interest-only, or principal-only securities.

Foreign Securities   Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Registered investment advisers should consider carefully the substantial risks involved for the
                     FISH: Series C, which invests in securities issued by foreign companies and governments of foreign countries.
                     These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability.
                     Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.


                          Emerging Market Securities. The FISH: Series C may
                     invest up to 15% of its assets in securities of issuers based in developing (or "emerging market") countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                          Additional risks of emerging markets securities may
                     include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

                          The FISH: Series C may invest in Brady Bonds, which
                     are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Currencies   The FISH: Series C, which may invest directly in foreign
                     currencies or in securities that trade in, or receive revenues in, foreign currencies, is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.
                     For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and the effect it may have on the value of securities denominated in local European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

                          Foreign Currency Transactions. The FISH: Series C may
                     enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances, and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

High Yield           Securities rated lower than Baa by Moody's Investors
Securities           Service, Inc. or lower than BBB by Standard & Poor's
                     Ratings Services are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities.
                     While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

                          Credit Ratings and Unrated Securities. Rating agencies
                     are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to the Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                          A Portfolio may purchase unrated securities (which are
                     not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Inflation-Indexed    Inflation-indexed bonds are fixed income securities whose
Bonds                principal value is periodically adjusted according to the
                     rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
                     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Derivatives          Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.
                     Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objectives and policies. A portfolio manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

                          A Portfolio's use of derivative instruments involves
                     risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

                          Management Risk. Derivative products are highly
                     specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                          Credit Risk. The use of a derivative instrument
                     involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

                          Liquidity Risk. Liquidity risk exists when a
                     particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

                          Leverage Risk. Because many derivatives have a
                     leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

                          Lack of Availability. Because the markets for certain
                     derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

                          Market and Other Risks. Like most other investments,
                     derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

                          Other risks in using derivatives include the risk of
                     mispricing or improper valuation of derivatives and the
                     inability of derivatives to correlate perfectly with
                     underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex
                     and often valued subjectively. Improper valuations can
                     result in increased cash payment requirements to
                     counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at
                     all, with the value of the assets, reference rates or
                     indexes they are designed to closely track. In addition, a
                     Portfolio's use of derivatives may cause the Portfolio to
                     realize higher amounts of short-term capital gains (taxed
                     at
                     ordinary income tax rates when distributed) than if the
                     Portfolio had not used such instruments.
Convertible          Each Portfolio may invest in convertible securities.
Securities           Convertible securities are generally preferred stocks and
                     other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

                          While the Portfolios intend to invest primarily in
                     fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider equity securities or convertible securities to gain exposure to such investments.

Mortgage-Related     The FISH: Series M invests primarily in mortgage- or other
and Other            asset-backed securities. Mortgage-related securities
Asset-Backed         include mortgage pass-through securities, collateralized
Securities           mortgage obligations, commercial mortgage-backed
                     securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
                          The value of some mortgage- or asset-backed securities
                     may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
                          One type of stripped mortgage-backed security has one
                     class receiving all of the interest from the mortgage assets (the interest-only class), while the other class will receive all of the principal (the principal-only class). The yield to maturity on an interest-only class is extremely sensitive to the rate of principal payments
                     (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 40% of its net assets in any combination of interest-only, principal-only, or inverse floating rate securities. The
                     Portfolio may invest in other asset-backed securities that have been offered to investors.

Municipal Bonds      Municipal bonds are generally issued by state and local
                     governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.
                     Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

Loan Participations  The FISH: Series C may invest in fixed- and floating-rate
and Assignments      loans, which investments generally will be in the form of
                     loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Delayed Funding      The FISH: Series C may also enter into, or acquire
                     participations in, delayed funding loans

Loans and Revolving  and revolving credit facilities, in which a lender agrees
Credit Facilities    to make loans up to a maximum amount upon demand by the
                     borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Loans of Portfolio   For the purpose of achieving income, each Portfolio may
Securities           lend its portfolio securities to brokers, dealers, and
                     other financial institutions, provided that a number of conditions are satisfied, including that the loan be fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
                     Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

Short Sales          Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. For these purposes, a Portfolio may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities
                     (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale (other than a "short sale against the box") must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

When-Issued,         Each Portfolio may purchase securities which it is eligible
Delayed Delivery     to purchase on a when-issued basis, may purchase and sell
and Forward          such securities for delayed delivery and may make contracts
Commitment           to purchase such securities for a fixed price at a future
Transactions         date beyond normal settlement time (forward commitments).
                     When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.

Repurchase           Each Portfolio may enter into repurchase agreements, in
Agreements           which the Portfolio purchases a security from a bank or
                     broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds.
                     This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase   Each Portfolio may enter into reverse repurchase agreements
Agreements, Dollar   and dollar rolls, subject to the Portfolio's limitations on
Rolls and Other      borrowings. A reverse repurchase agreement or dollar roll
Borrowings           involves the sale of a security by a Portfolio and its
                     agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A
                     Portfolio also may borrow money for investment purposes subject to any policies of the Portfolio currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Catastrophe Bonds    Each Portfolio may invest in "catastrophe bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Catastrophe bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Catastrophe bonds may also be subject to liquidity risk.

Portfolio Turnover   The length of time a Portfolio has held a particular
                     security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio's performance.

Illiquid Securities  Each Portfolio may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other  Each Portfolio may invest up to 10% of its assets in
Investment           securities of other investment companies, such as
Companies            closed-end management investment companies, or in pooled
                     accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

Temporary Defensive  For temporary or defensive purposes, each Portfolio may
Strategies           invest without limit in U.S. debt securities, including
                     short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in           The investment objective of each Portfolio may be changed
Investment           by the Board of Trustees without the approval of the
Objectives and       registered investment advisers investing in the Portfolio.
Policies             Unless otherwise stated, all other investment policies of
                     the Portfolios may be changed by the Board of Trustees without the approval of the registered investment advisers investing in the Portfolios.

Percentage           Unless otherwise stated, all percentage limitations on
Investment           Portfolio investments listed in this Prospectus will apply
Limitations          at the time of investment. A Portfolio would not violate
                     these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.

Other Investments    The Portfolios may invest in other types of securities and
and Techniques       use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolios to additional risks.
                     Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

Appendix A           A Portfolio's investments may range in quality from
Description of       securities in the lowest category in which the Portfolio is
Securities Ratings   permitted to invest to securities rated in the highest
                     category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities.

                     High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

                     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.
                     Below Investment Grade, High Yield Securities are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.
                     Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's Investors    Corporate and Municipal Bond Ratings
Service, Inc.
                     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

                     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

                     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-     Moody's short-term debt ratings are opinions of the ability
Term Debt Ratings    of issuers to repay punctually senior debt obligations
                     which have an original maturity not exceeding one year.
                     Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

                     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's    Corporate Municipal Bond Ratings
Ratings Services     Investment Grade

                     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that debt in higher rated categories.

                     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                     Speculative Grade

                     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

                     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

                     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

                     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

                     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                     CI: The rating CI is reserved for income bonds on which no interest is being paid.

                     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

                     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                     N.R.: Not rated.

                     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper     An S&P commercial paper rating is a current assessment of
Rating Definitions   the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

                     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                     B: Issues rated B are regarded as having only speculative capacity for timely payment.

                     C: This rating is assigned to a short-term debt obligations with a doubtful capacity for payment.

                     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FISH: Series C and   INVESTMENT ADVISER
FISH: Series M       PIMCO Advisors L.P., 800 Newport Center Drive, Newport
                     Beach, CA 92660

                     INVESTMENT SUB-ADVISER
                     Pacific Investment Management Company, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

                     ADMINISTRATOR/TRADING DESK
                     PIMCO Advisory Services, 1345 Avenue of the Americas, New York, NY 10105

                     CUSTODIAN
                     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110


                     TRANSFER AGENT
                     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110


                     INDEPENDENT ACCOUNTANTS
                     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

                     LEGAL COUNSEL
                     Ropes & Gray, One International Place, Boston, MA 02110

                     TRUSTEES & OFFICERS
                     Stephen J. Treadway          Chairman, Trustee
                     Paul Belica                  Trustee
                     Robert E. Connor             Trustee
                     Newton B. Schott, Jr.        Secretary
                     Elliot M. Weiss              Assistant Secretary
                     Brian Shlissel               Treasurer
                     Susan A. Murphy              President, Chief Executive
                                                  Officer
                     Angie Clark                  Executive Vice President
                     Robert B. Beel               Senior Vice President
                     Jonathan C. Hart             Senior Vice President
                     Sharon Highland              Senior Vice President
                     George Peterson              Senior Vice President
                     Joni H. Rheingold            Senior Vice President
                     Richard P. Triolo            Senior Vice President
                     Christopher Casenhiser       Vice President
                     Thomas S. Gatto              Vice President
                     Raymond Harvier              Vice President
                     Jessica McInnis Hill         Vice President
                     Leslie Kravetzky             Vice President
                     Scott Rymsa                  Vice President

The Portfolios' Statement of Additional Information ("SAI") includes additional information about the Portfolios. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.

You may get free copies of the SAI, request other information about a Portfolio, or make inquiries by calling PIMCO Advisory Services at 1-212-739-3535.

You may review and copy information about the Portfolios, including their SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Portfolios on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Portfolios' file number under the Investment Company Act, which is 811-9721.